SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MEEHAN MUTUAL FUNDS, INC.
Date:     June 29, 2007


                                        /s/Thomas P. Meehan
                                        -----------------------------
                                        Thomas P. Meehan
                                        President



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:     June 29, 2007


                                        /s/Thomas P. Meehan-
                                        ------------------------------
                                        Thomas P. Meehan
                                        President


Date:     June 29, 2007


                                        /s/Paul P. Meehan
                                        -----------------
                                        Paul P. Meehan
                                        Treasurer

MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(A)(2)(I)


                                  CERTIFICATION


I, Paul P. Meehan, certify that:

1.     I have reviewed this report on Form N-CSR of Meehan Mutual Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:     June 29, 2007

                                        /s/Paul P. Meehan
                                        -----------------
                                        Paul P. Meehan
                                        Treasurer


MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(A)(2)(I)


                                  CERTIFICATION


I, Thomas P. Meehan, certify that:

1.     I have reviewed this report on Form N-CSR of Meehan Mutual Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Dated:     June 29, 2007

                                        /s/Thomas P. Meehan
                                        -------------------
                                        Thomas P. Meehan
                                        President

MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(B)(II)



                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.   1350, the undersigned officer of Meehan Mutual Funds,
Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended April 30, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:     June 29, 2007



                                             /s/Paul P. Meehan
                                             -----------------
                                             Paul P. Meehan
                                             Treasurer


This certification is being furnished solely pursuant to 18 U.S.C.   1350 and is
not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C.   1350 has
been provided to the Company and will be furnished to the U.S. Securities and Exchange Commission or its staff upon request.


MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(B)(II)



                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.   1350, the undersigned officer of Meehan Mutual Funds,
Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended April 30, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:     June 29, 2007



                                             /s/Thomas P. Meehan
                                             -------------------
                                             Thomas P. Meehan
                                             President


This certification is being furnished solely pursuant to 18 U.S.C.   1350 and is
not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C.   1350 has
been provided to the Company and will be furnished to the U.S. Securities and Exchange Commission or its staff upon request.